DocuSign Envelope ID: 233BA426-EB0C-412D-B2D4-785C90E57600
Exhibit 10.6
AMENDMENT #2 TO MASTER SERVICES AGREEMENT

This is the Second Amendment (“Amendment #2”) to the Master Services Agreement dated August 1, 2017 as amended, and together with all addenda (the “Agreement”), by and between:
Incedo Inc. (dba IB Technology Solutions Inc.), a Delaware corporation having a principal office at 170 Woods Avenue South, Iselin, NJ 08830 (hereinafter referred to as “Supplier” which expression shall, unless repugnant to or excluded by the context hereof, be deemed to mean and include its successors in interest and permitted assigns)
AND
AssetMark, Inc., having a principal office at 1655 Grant Street, 10th Floor, Concord CA 94520 (hereinafter referred to as “Company” which expression shall, unless repugnant to or excluded by the context hereof, be deemed to mean and include its successors in interest and permitted assigns.
For the purposes of this Amendment #2, Supplier and the Company shall be individually referred to as “Party” and collectively as “Parties”. This Amendment #2 is effective September 5, 2017.
WHEREAS Parties entered into the Agreement to avail services, as defined under the Agreement and any Statements of Work thereto, on the terms and conditions detailed in the Agreement.
AND WHEREAS the Parties wish to clarify the authorities Supplier has in work related to business process outsourcing.

NOW the Parties agree as follows:

1.Notwithstanding Section 13(e) of the Agreement, the Parties agree and acknowledge that in delivering the Services under SOW #3 (as amended), together with any other SOW that encompasses business process outsourcing services, Supplier personnel shall be authorized to act on Company’s behalf in facilitating client-directed activity; which is limited to, transfers into, out of, and between, client accounts.

2.No other changes: Unless modified by this Amendment, all terms and condition of the Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment #2 and the Agreement, this Amendment #2 shall control. Capitalized terms not otherwise defined in this Amendment #1 shall have the same meaning as set forth in the Agreement.

[Signatures follow on next page]

Parties have signed and delivered this Amendment #2 effective September 5, 2017:

DocuSign Envelope ID: 233BA426-EB0C-412D-B2D4-785C90E57600

For: Incedo Inc. DocuSigned by: /s/ amal Bhatt_______________	For: AssetMark, Inc. DocuSigned by: /s/ Carrie Hansen__________
382750EF285411… amal Bhatt___________________	22582B90C20D464… Carrie Hansen_______________
(Name) Sr VP_________________________	(Name) EVP, COO____________________
(Title)	(Title)